Exhibit 99.1

Allegro MicroSystems Reports Third Quarter 2025 Results

Manchester, NH, January 30, 2025 – Allegro MicroSystems, Inc. (“Allegro” or the “Company”) (Nasdaq: ALGM), a global leader in power and sensing semiconductor solutions for motion control and energy efficient systems, today announced financial results for its third quarter ended December 27, 2024.

“We delivered on our commitments with third quarter sales of $178 million and non-GAAP EPS of $0.07, both above the midpoint of our guidance,” said Vineet Nargolwala, President and CEO of Allegro. “During the quarter, we introduced a record number of new magnetic sensing and power products to the market, further expanding our differentiated portfolios. This increasing velocity further solidifies our market leadership and positions us well for above market growth.”

Third Quarter Financial Highlights:

In thousands, except per share data	Three-Month Period Ended			Nine-Month Period Ended
	December 27, 2024	September 27, 2024	December 29, 2023	December 27, 2024	December 29, 2023
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net Sales
Automotive	$130,066	$141,893	$194,764	$403,143	$577,515
Industrial and other	47,806	45,498	60,220	129,039	231,271
Total net sales	$177,872	$187,391	$254,984	$532,182	$808,786
GAAP Financial Measures
Gross margin %	45.7%	45.7%	52.5%	45.4%	55.8%
Operating margin %	—%	2.2%	14.4%	(1.2)%	22.3%
Diluted EPS	$(0.04)	$(0.18)	$0.17	$(0.31)	$0.82
Non-GAAP Financial Measures
Gross margin %	49.1%	48.8%	54.6%	48.9%	57.0%
Operating margin %	10.8%	11.7%	27.2%	9.6%	29.8%
Diluted EPS	$0.07	$0.08	$0.32	$0.18	$1.11

Business Outlook

For the fourth quarter of fiscal year 2025 ending March 28, 2025, the Company expects total net sales to be in the range of $180 million to $190 million.

The Company also estimates the following results on a non-GAAP basis:

•
Gross Margin is expected to be between 46% and 48%, which contemplates the impact of annual pricing agreements ahead of cost reductions, as well as higher capacity charges resulting from adjusted production levels in the quarter,
•
Operating expenses are expected to increase by approximately 5% sequentially to $72 million, primarily due to annual payroll tax resets,
•
As a result of the expected repricing of the term loan and anticipated $30 million Q4 debt repayment, the Company now expects Interest Expense to be approximately $6 million, and
•
Diluted Earnings per Share are expected to be between $0.03 and $0.07.

Allegro has not provided a reconciliation of its fourth fiscal quarter outlook for non-GAAP Gross Margin, non-GAAP Operating Expenses, non-GAAP Interest Expense, and non-GAAP Diluted Earnings per Share because estimates of all of the reconciling items cannot be provided without unreasonable efforts. It is difficult to reasonably provide a forward-looking estimate between such forward-looking non-GAAP measures and the comparable forward-looking U.S. generally accepted accounting principles (“GAAP”) measures. Certain factors that are materially significant to Allegro’s ability to estimate these items are out of its control and/or cannot be reasonably predicted.

Earnings Webcast

A webcast will be held on Thursday, January 30, 2025 at 8:30 a.m., Eastern Time. Vineet Nargolwala, President and Chief Executive Officer, and Derek P. D’Antilio, Executive Vice President and Chief Financial Officer, will discuss Allegro’s business and financial results.

The webcast will be available on the Investor Relations section of the Company’s website at investors.allegromicro.com. A recording of the webcast will be posted in the same location shortly after the call concludes and will be available for at least 90 days.

About Allegro MicroSystems

Allegro MicroSystems is a leading global designer, developer, fabless manufacturer and marketer of sensor integrated circuits (“ICs”) and application-specific analog power ICs enabling emerging technologies in the automotive and industrial markets. Allegro’s diverse product portfolio provides efficient and reliable solutions for the electrification of vehicles, automotive ADAS safety features, automation for Industry 4.0 and power saving technologies for data centers and clean energy applications.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release including statements regarding our future results of operations and financial position, business strategy, prospective products and the plans and objectives of management for future operations, including, among others, statements regarding the liquidity, growth and profitability strategies and factors affecting our business are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Without limiting the foregoing, in some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “exploring,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “would,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. No forward-looking statement is a guarantee of future results, performance or achievements, and one should avoid placing undue reliance on such statements.

Forward-looking statements are based on our management’s current expectations, beliefs and assumptions and on information currently available to us. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to, those identified in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended March 29, 2024, as any such factors may be updated from time to time in our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties include, but are not limited to: downturns or volatility in general economic conditions; our ability to compete effectively, expand our market share and increase our net sales and profitability; our reliance on a limited number of third-party semiconductor wafer fabrication facilities and suppliers of other materials; any failure to adjust purchase commitments and inventory management based on changing market conditions or customer demand; shifts in our product mix, customer mix or channel mix, which could negatively impact our gross margin; the cyclical nature of the semiconductor industry, including the analog segment in which we compete; any downturn or disruption in the automotive market or industry; our ability to successfully integrate the acquisition of other companies or technologies and products into our business; our ability to compensate for decreases in average selling prices of our products and increases in input costs; our ability to manage any sustained yield problems or other delays at our third-party wafer fabrication facilities or in the final assembly and test of our products; our ability to accurately predict our quarterly net sales and operating results and meet the expectations of investors; our dependence on manufacturing operations in the Philippines; our reliance on distributors to generate sales; events beyond our control impacting us, our key suppliers or our manufacturing partners; our ability to develop new product features or new products in a timely and cost-effective manner; our ability to manage growth; any slowdown in the growth of our end markets; the loss of one or more significant customers; our ability to meet customers’ quality requirements; uncertainties related to the design win process and our ability to recover design and development expenses and to generate timely or sufficient net sales or margins; changes in government trade policies, including the imposition of export restrictions and tariffs; our exposures to warranty claims, product liability claims and product recalls; our dependence on international customers and operations; the availability of rebates, tax credits and other financial incentives on end-user demands for certain products; risks, liabilities, costs and obligations related to governmental regulations and other legal obligations, including export/trade control, privacy, data protection, information security, cybersecurity, consumer protection, environmental and occupational health and safety, antitrust, anti-corruption and anti-bribery, product safety, environmental protection, employment matters and tax; the volatility of currency exchange rates; our ability to raise capital to support our growth strategy; our indebtedness may limit our flexibility to operate our business; our ability to effectively manage our growth and to retain key and highly skilled personnel; our ability to protect our proprietary technology and inventions through patents or trade secrets; our ability to commercialize our products without infringing third-party intellectual property rights; disruptions or breaches of our information technology systems or confidential information or those of our third-party service providers; our principal stockholder continues to have influence over us; anti-takeover provisions in our organizational documents and under the General Corporation Law of the State of Delaware; any failure to design, implement or maintain effective internal control over financial reporting; changes in tax rates or the adoption of new tax legislation; the negative impacts of sustained inflation on our business; the physical, transition and litigation risks presented by climate change; and other events beyond our control. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties.

You should read this press release and the documents that we reference completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. All forward-looking statements speak only as of the date of this press release, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events, changed circumstances or otherwise.

This press release includes certain non-GAAP financial measures as defined by the SEC rules. These non-GAAP financial measures are provided in addition to, and not as a substitute for or superior to measures of, financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their most directly comparable GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the presented non-GAAP financial measures as tools for comparison.

This press release may not be reproduced, forwarded to any person or published, in whole or in part.

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(Unaudited)

	Three-Month Period Ended		Nine-Month Period Ended
	December 27, 2024	December 29, 2023	December 27, 2024	December 29, 2023
Net sales	$177,872	$254,984	$532,182	$808,786
Cost of goods sold	96,657	121,156	290,534	357,505
Gross profit	81,215	133,828	241,648	451,281
Operating expenses:
Research and development	43,317	44,396	132,031	130,799
Selling, general and administrative	37,939	52,746	116,221	140,135
Total operating expenses	81,256	97,142	248,252	270,934
Operating (loss) income	(41)	36,686	(6,604)	180,347
Interest and other (expense) income	(7,561)	(315)	(25,902)	(2,801)
Loss on change in fair value of forward repurchase contract	—	—	(34,752)	—
(Loss) income before income taxes	(7,602)	36,371	(67,258)	177,546
Income tax (benefit) provision	(803)	2,969	(9,233)	17,584
Net (loss) income	(6,799)	33,402	(58,025)	159,962
Net income attributable to non-controlling interests	61	57	185	150
Net (loss) income attributable to Allegro MicroSystems, Inc.	$(6,860)	$33,345	$(58,210)	$159,812
Net (loss) income per common share attributable to Allegro MicroSystems, Inc.:
Basic	$(0.04)	$0.17	$(0.31)	$0.83
Diluted	$(0.04)	$0.17	$(0.31)	$0.82
Weighted average shares outstanding:
Basic	184,011,189	192,724,541	188,886,583	192,384,315
Diluted	184,011,189	194,570,380	188,886,583	194,925,040

Supplemental Schedule of Total Net Sales

The following table summarizes total net sales by market within the Company’s unaudited condensed consolidated statements of operations:

	Three-Month Period Ended		Change		Nine-Month Period Ended		Change
	December 27, 2024	December 29, 2023	Amount	%	December 27, 2024	December 29, 2023	Amount	%
	(Dollars in thousands)				(Dollars in thousands)
Automotive	$130,066	$194,764	$(64,698)	(33)%	$403,143	$577,515	$(174,372)	(30)%
Industrial and other	47,806	60,220	(12,414)	(21)%	129,039	231,271	(102,232)	(44)%
Total net sales	$177,872	$254,984	$(77,112)	(30)%	$532,182	$808,786	$(276,604)	(34)%

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 27,	March 29,
	2024 (Unaudited)	2024
Assets
Current assets:
Cash and cash equivalents	$138,452	$212,143
Restricted cash	10,510	10,018
Trade accounts receivable, net	83,805	118,508
Inventories	193,140	162,302
Prepaid income taxes	36,037	31,908
Prepaid expenses and other current assets	33,683	33,584
Current portion of related party notes receivable	—	3,750
Total current assets	495,627	572,213
Property, plant and equipment, net	320,975	321,175
Deferred income tax assets	65,398	54,496
Goodwill	202,101	202,425
Intangible assets, net	261,553	276,854
Related party notes receivable, less current portion	—	4,688
Equity investment in related party	30,914	26,727
Other assets	65,172	72,025
Total assets	$1,441,740	$1,530,603
Liabilities, Non-Controlling Interests and Stockholders’ Equity
Current liabilities:
Trade accounts payable	$39,685	$35,964
Amounts due to related party	2,102	1,626
Accrued expenses and other current liabilities	57,751	76,389
Current portion of long-term debt	1,374	3,929
Total current liabilities	100,912	117,908
Long-term debt	374,729	249,611
Other long-term liabilities	31,673	31,368
Total liabilities	507,314	398,887
Commitments and contingencies
Stockholders’ Equity:
Preferred stock	—	—
Common stock	1,840	1,932
Additional paid-in capital	1,004,080	694,332
(Accumulated deficit) retained earnings	(38,791)	463,012
Accumulated other comprehensive loss	(34,084)	(28,841)
Equity attributable to Allegro MicroSystems, Inc.	933,045	1,130,435
Non-controlling interests	1,381	1,281
Total stockholders’ equity	934,426	1,131,716
Total liabilities, non-controlling interests and stockholders’ equity	$1,441,740	$1,530,603

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Three-Month Period Ended		Nine-Month Period Ended
	December 27, 2024	December 29, 2023	December 27, 2024	December 29, 2023
Cash flows from operating activities:
Net (loss) income	$(6,799)	$33,402	$(58,025)	$159,962
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	16,123	20,195	48,578	49,548
Amortization of deferred financing costs	694	185	1,781	292
Deferred income taxes	(3,751)	(10,119)	(11,546)	(28,253)
Stock-based compensation	10,588	10,920	32,251	32,839
Loss on change in fair value of forward repurchase contract	—	—	34,752	—
Provisions for inventory and expected credit losses	3,031	429	7,519	9,851
Change in fair value of marketable securities	—	—	—	3,579
Other non-cash reconciling items	68	(25)	6,645	18
Changes in operating assets and liabilities:
Trade accounts receivable	(7,061)	5,081	34,356	(2,564)
Inventories	(19,243)	11,312	(38,074)	(19,909)
Prepaid expenses and other assets	14,407	7,368	(1,401)	(13,085)
Trade accounts payable	(8,203)	(12,299)	5,467	(9,604)
Due to and from related parties	(3,568)	705	564	6,817
Accrued expenses and other current and long-term liabilities	(4,469)	9,404	(21,307)	(20,540)
Net cash (used in) provided by operating activities	(8,183)	76,558	41,560	168,951
Cash flows from investing activities:
Purchases of property, plant and equipment	(13,615)	(34,399)	(34,564)	(110,500)
Acquisition of business, net of cash acquired	319	(408,119)	319	(408,119)
Sales of marketable securities	—	—	—	16,175
Net cash used in investing activities	(13,296)	(442,518)	(34,245)	(502,444)
Cash flows from financing activities:
Net proceeds from Refinanced 2023 Term Loan Facility	—	—	193,483	—
Repayment of 2023 Term Loan Facility	(25,000)	—	(75,000)	—
Borrowings of senior secured debt, net of deferred financing costs	—	245,452	—	245,452
Repayment of 2020 Term Loan Facility	—	(25,000)	—	(25,000)
Repayments of other debt	—	(743)	—	(743)
Finance lease payments	(318)	—	(703)	—
Receipts on related party notes receivable	—	938	1,875	2,813
Payments for taxes related to net share settlement of equity awards	(483)	(10,732)	(12,780)	(24,823)
Proceeds from issuance of common stock under employee stock purchase plan	—	—	1,987	1,899
Repurchases of common stock	(116)	—	(853,921)	—
Net proceeds from issuance of common stock	—	—	665,850	—
Payment of debt issuance costs	—	—	—	(1,450)
Net cash (used in) provided by financing activities	(25,917)	209,915	(79,209)	198,148
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(2,680)	1,349	(1,305)	375
Net (decrease) increase in cash and cash equivalents and restricted cash	(50,076)	(154,696)	(73,199)	(134,970)
Cash and cash equivalents and restricted cash at beginning of period	199,038	378,431	222,161	358,705
Cash and cash equivalents and restricted cash at end of period:	$148,962	$223,735	$148,962	$223,735

Non-GAAP Financial Measures

In addition to the measures presented in our condensed consolidated financial statements, we regularly review other measures, defined as non-GAAP financial measures by the SEC, to evaluate our business, measure our performance, identify trends, prepare financial forecasts and make strategic decisions. The key measures we consider are non-GAAP Gross Profit, non-GAAP Gross Margin, non-GAAP Operating Expenses, non-GAAP Operating Income, non-GAAP Operating Margin, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP Profit before Tax, non-GAAP Income Tax Provision, non-GAAP Effective Tax Rate, non-GAAP Net Income Attributable to Allegro MicroSystems, Inc, non-GAAP Basic and Diluted Earnings per Share, non-GAAP Free Cash Flow, and non-GAAP Free Cash Flow as percentage of net sales (collectively, the “Non-GAAP Financial Measures”). These Non-GAAP Financial Measures provide supplemental information regarding our operating performance on a non-GAAP basis that excludes certain gains, losses and charges of a non-cash nature or that occur relatively infrequently and/or that management considers to be unrelated to our core operations, and in the case of non-GAAP Income Tax Provision, management believes that this non-GAAP measure of income taxes provides it with the ability to evaluate the non-GAAP Income Tax Provision across different reporting periods on a consistent basis, independent of special items and discrete items, which may vary in size and frequency. These Non-GAAP Financial Measures are used by both management and our board of directors, together with the comparable GAAP information, in evaluating our current performance and planning our future business activities.

The Non-GAAP Financial Measures are supplemental measures of our performance that are neither required by, nor presented in accordance with, GAAP. These Non-GAAP Financial Measures should not be considered as substitutes for GAAP financial measures, such as gross profit, gross margin, net income or any other performance measures derived in accordance with GAAP. Also, in the future we may incur expenses or charges, such as those being adjusted in the calculation of these Non-GAAP Financial Measures. Our presentation of these Non-GAAP Financial Measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items. These Non-GAAP Financial Measures exclude costs related to acquisition and related integration expenses, amortization of acquired intangible assets, stock-based compensation, restructuring actions, related-party activities and other non-operational costs.

Non-GAAP Income Tax Provision

In calculating non-GAAP Income Tax Provision, we have added back the following to GAAP Income Tax Provision:

•
Tax effect of adjustments to GAAP results—Represents the estimated income tax effect of the adjustments to non-GAAP Profit before Tax described below and elimination of discrete tax adjustments.

Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Three-Month Period Ended			Nine-Month Period Ended
	December 27, 2024	September 27, 2024	December 29, 2023	December 27, 2024	December 29, 2023
	(Dollars in thousands)			(Dollars in thousands)
GAAP Gross Profit	$81,215	$85,662	$133,828	$241,648	$451,281
GAAP Gross Margin (% of net sales)	45.7%	45.7%	52.5%	45.4%	55.8%

Non-GAAP adjustments
Transaction-related costs	5	10	523	14	523
Purchased intangible amortization	4,875	4,875	3,648	14,625	4,323
Restructuring costs	522	16	166	1,738	166
Stock-based compensation	802	817	1,073	2,180	4,625
Total Non-GAAP Adjustments	$6,204	$5,718	$5,410	$18,557	$9,637

Non-GAAP Gross Profit	$87,419	$91,380	$139,238	$260,205	$460,918
Non-GAAP Gross Margin (% of net sales)	49.1%	48.8%	54.6%	48.9%	57.0%

Reconciliation of Non-GAAP Operating Expenses

	Three-Month Period Ended			Nine-Month Period Ended
	December 27, 2024	September 27, 2024	December 29, 2023	December 27, 2024	December 29, 2023
	(Dollars in thousands)			(Dollars in thousands)
GAAP Operating Expenses	$81,256	$81,595	$97,142	$248,252	$270,934

Research and Development Expenses
GAAP Research and Development Expenses	43,317	43,510	44,396	132,031	130,799
Non-GAAP adjustments
Transaction-related costs	333	206	343	1,568	352
Restructuring costs	568	260	908	997	908
Stock-based compensation	3,960	3,523	3,870	11,218	10,340
Other costs(1)	—	3	—	3	—
Non-GAAP Research and Development Expenses	38,456	39,518	39,275	118,245	119,199

Selling, General and Administrative Expenses
GAAP Selling, General and Administrative Expenses	37,939	38,085	52,746	116,221	140,135
Non-GAAP adjustments
Transaction-related costs	148	275	9,543	1,237	14,419
Purchased intangible amortization	535	535	495	1,605	1,210
Restructuring costs	1,264	2,046	5,795	4,355	5,795
Stock-based compensation	5,826	7,205	5,977	18,853	17,874
Other costs(1)	391	(1,820)	283	(618)	383
Non-GAAP Selling, General and Administrative Expenses	29,775	29,844	30,653	90,789	100,454

Total Non-GAAP Adjustments	13,025	12,233	27,214	39,218	51,281

Non-GAAP Operating Expenses	$68,231	$69,362	$69,928	$209,034	$219,653

(1) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure, such as project evaluation costs, which consist of costs and estimated costs incurred in connection with debt and equity financings or other non-recurring transactions.

Reconciliation of Non-GAAP Operating Income and Non-GAAP Operating Margin

	Three-Month Period Ended			Nine-Month Period Ended
	December 27, 2024	September 27, 2024	December 29, 2023	December 27, 2024	December 29, 2023
	(Dollars in thousands)			(Dollars in thousands)
GAAP Operating (Loss) Income	$(41)	$4,067	$36,686	$(6,604)	$180,347
GAAP Operating Margin (% of net sales)	—%	2.2%	14.4%	(1.2)%	22.3%

Transaction-related costs	486	491	10,409	2,819	15,294
Purchased intangible amortization	5,410	5,410	4,143	16,230	5,533
Restructuring costs	2,354	2,322	6,869	7,090	6,869
Stock-based compensation	10,588	11,545	10,920	32,251	32,839
Other costs(1)	391	(1,817)	283	(615)	383
Total Non-GAAP Adjustments	$19,229	$17,951	$32,624	$57,775	$60,918

Non-GAAP Operating Income	$19,188	$22,018	$69,310	$51,171	$241,265
Non-GAAP Operating Margin (% of net sales)	10.8%	11.7%	27.2%	9.6%	29.8%

(1) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure, such as project evaluation costs, which consist of costs and estimated costs incurred in connection with debt and equity financings or other non-recurring transactions.

Reconciliation of EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin

	Three-Month Period Ended			Nine-Month Period Ended
	December 27, 2024	September 27, 2024	December 29, 2023	December 27, 2024	December 29, 2023
	(Dollars in thousands)			(Dollars in thousands)
GAAP Net (Loss) Income	$(6,799)	$(33,613)	$33,402	$(58,025)	$159,962
GAAP Net (Loss) Income Margin (% of net sales)	(3.8)%	(17.9)%	13.1%	(10.9)%	19.8%

Interest expense	7,762	10,353	3,854	23,492	5,381
Interest income	(388)	(420)	(857)	(1,302)	(2,550)
Income tax (benefit) provision	(803)	(9,470)	2,969	(9,233)	17,584
Depreciation & amortization	16,123	15,997	20,227	48,578	49,645
EBITDA	$15,895	$(17,153)	$59,595	$3,510	$230,022

Transaction-related costs	486	3,295	10,409	5,623	15,294
Restructuring costs	2,354	2,067	6,869	6,835	6,869
Stock-based compensation	10,588	11,545	10,920	32,251	32,839
Loss on change in fair value of forward repurchase contract	—	34,752	—	34,752	—
Other costs(1)	998	(2,195)	(551)	1,610	5,339
Adjusted EBITDA	$30,321	$32,311	$87,242	$84,581	$290,363
Adjusted EBITDA Margin (% of net sales)	17.0%	17.2%	34.2%	15.9%	35.9%

(1) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure, such as project evaluation costs, which consist of costs and estimated costs incurred in connection with debt and equity financings or other non-recurring transactions, and income (loss) in earnings of equity investments.

Reconciliation of Non-GAAP Profit before Tax

	Three-Month Period Ended			Nine-Month Period Ended
	December 27, 2024	September 27, 2024	December 29, 2023	December 27, 2024	December 29, 2023
	(Dollars in thousands)			(Dollars in thousands)
GAAP (Loss) Income before Income Taxes	$(7,602)	$(43,083)	$36,371	$(67,258)	$177,546

Transaction-related costs	486	3,295	10,409	5,623	15,294
Transaction-related interest	192	141	162	1,042	162
Purchased intangible amortization	5,410	5,410	4,143	16,230	5,533
Restructuring costs	2,354	2,067	6,869	6,835	6,869
Stock-based compensation	10,588	11,545	10,920	32,251	32,839
Loss on change in fair value of forward repurchase contract	—	34,752	—	34,752	—
Other costs(1)	1,427	1,428	(551)	5,662	5,339
Total Non-GAAP Adjustments	$20,457	$58,638	$31,952	$102,395	$66,036

Non-GAAP Profit before Tax	$12,855	$15,555	$68,323	$35,137	$243,582

(1) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure, such as project evaluation costs, which consist of costs and estimated costs incurred in connection with debt and equity financings or other non-recurring transactions, and income (loss) in earnings of equity investments.

Reconciliation of Non-GAAP Income Tax Provision and Non-GAAP Effective Tax Rate

	Three-Month Period Ended			Nine-Month Period Ended
	December 27, 2024	September 27, 2024	December 29, 2023	December 27, 2024	December 29, 2023
	(Dollars in thousands)			(Dollars in thousands)
GAAP Income Tax (Benefit) Provision	$(803)	$(9,470)	$2,969	$(9,233)	$17,584
GAAP effective tax rate	10.6%	22.0%	8.2%	13.7%	9.9%

Tax effect of adjustments to GAAP results	398	10,071	3,748	10,074	10,128

Non-GAAP Income Tax (Benefit) Provision	$(405)	$601	$6,717	$841	$27,712
Non-GAAP effective tax rate	(3.2)%	3.9%	9.8%	2.4%	11.4%

Reconciliation of Non-GAAP Net Income Attributable to Allegro MicroSystems, Inc. and Non-GAAP Earnings per Share

	Three-Month Period Ended			Nine-Month Period Ended
	December 27, 2024	September 27, 2024	December 29, 2023	December 27, 2024	December 29, 2023
	(Dollars in thousands)			(Dollars in thousands)
GAAP Net (Loss) Income Attributable to Allegro MicroSystems, Inc.(1)	$(6,860)	$(33,675)	$33,345	$(58,210)	$159,812
GAAP Basic weighted average common shares	184,011,189	189,182,850	192,724,541	188,886,583	192,384,315
GAAP Diluted weighted average common shares	184,011,189	189,182,850	194,570,380	188,886,583	194,925,040
GAAP Basic (Loss) Earnings per Share	$(0.04)	$(0.18)	$0.17	$(0.31)	$0.83
GAAP Diluted (Loss) Earnings per Share	$(0.04)	$(0.18)	$0.17	$(0.31)	$0.82

Transaction-related costs	486	3,295	10,409	5,623	15,294
Transaction-related interest	192	141	162	1,042	162
Purchased intangible amortization	5,410	5,410	4,143	16,230	5,533
Restructuring costs	2,354	2,067	6,869	6,835	6,869
Stock-based compensation	10,588	11,545	10,920	32,251	32,839
Loss on change in fair value of forward repurchase contract	—	34,752	—	34,752	—
Other costs(2)	1,427	1,428	(551)	5,662	5,339
Total Non-GAAP Adjustments	20,457	58,638	31,952	102,395	66,036
Tax effect of adjustments to GAAP results(3)	(398)	(10,071)	(3,748)	(10,074)	(10,128)
Non-GAAP Net Income Attributable to Allegro MicroSystems, Inc.	$13,199	$14,892	$61,549	$34,111	$215,720
Basic weighted average common shares	184,011,189	189,182,850	192,724,541	188,886,583	192,384,315
Diluted weighted average common shares	184,485,792	189,710,595	194,570,380	189,577,693	194,925,040
Non-GAAP Basic Earnings per Share	$0.07	$0.08	$0.32	$0.18	$1.12
Non-GAAP Diluted Earnings per Share	$0.07	$0.08	$0.32	$0.18	$1.11

(1) GAAP Net (Loss) Income Attributable to Allegro MicroSystems, Inc. represents GAAP Net (Loss) Income adjusted for Net Income Attributable to non-controlling interests.

(2) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure, such as project evaluation costs, which consists of costs and estimated costs incurred in connection with debt and equity financings or other non-recurring transactions, income (loss) in earnings of equity investments, and unrealized losses (gains) on investments.

(3) To calculate the tax effect of adjustments to GAAP results, the Company considers each non-GAAP adjustment by tax jurisdiction and reverses all discrete items to calculate an annual non-GAAP effective tax rate (“NG ETR”). This NG ETR is then applied to Non-GAAP Profit Before Tax to arrive at the tax effect of adjustments to GAAP results.

Reconciliation of Non-GAAP Free Cash Flow and Non-GAAP Free Cash Flow as Percentage of Net Sales

	Three-Month Period Ended			Nine-Month Period Ended
	December 27, 2024	September 27, 2024	December 29, 2023	December 27, 2024	December 29, 2023
	(Dollars in thousands)			(Dollars in thousands)
GAAP Operating Cash Flow	$(8,183)	$15,547	$76,558	$41,560	$168,951
GAAP Operating Cash Flow (% of net sales)	-4.6%	8.3%	30.0%	7.8%	20.9%
Non-GAAP adjustments
Purchases of property, plant and equipment	(13,615)	(9,972)	(34,399)	(34,564)	(110,500)

Non-GAAP Free Cash Flow	$(21,798)	$5,575	$42,159	$6,996	$58,451
Non-GAAP Free Cash Flow (% of net sales)	(12.3)%	3.0%	16.5%	1.3%	7.2%

Investor Contact:

Jalene Hoover

VP of Investor Relations & Corporate Communications

+1 (512) 751-6526

jhoover@allegromicro.com